UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2024

Complete Solaria, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510)
270-2507
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
As previously disclosed on a Current Report on Form
8-K
filed with the Securities and Exchange Commission (the “
SEC
”), on July 24, 2023, Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“
Legacy Complete Solaria
”), FACT Acquisition I Corp., a Cayman Islands exempted company (“
FACT
”), Jupiter Merger Sub I Corp., a Delaware corporation and wholly-owned subsidiary of FACT (“
First Merger Sub
”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of FACT (“
Second Merger Sub
”) and The Solaria Corporation, a Delaware corporation and a wholly-owned indirect subsidiary of Complete Solaria (“
Solaria
”), consummated the closing of the transactions contemplated by that certain Amended and Restated Business Combination Agreement, dated as of May 26, 2023 (the transactions contemplated therein, the “
Business Combination Agreement
” and the “
Business Combination
”). Pursuant to the terms and subject to the conditions of the Business Combination, on July 18, 2023, (i) First Merger Sub merged with and into Legacy Complete Solaria with Legacy Complete Solaria surviving as a wholly-owned subsidiary of FACT (the “
First Merger
”), (ii) immediately thereafter and as part of the same overall transaction, Legacy Complete Solaria merged with and into Second Merger Sub, with Second Merger Sub surviving as a wholly-owned subsidiary of FACT (the “
Second Merger
”), and FACT changed its name to “Complete Solaria, Inc.” (the “
Company
”) and Second Merger Sub changed its name to “CS, LLC” and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria merged with and into a newly formed Delaware limited liability company and wholly-owned subsidiary of FACT and changed its name to “SolarCA LLC” (“
Third Merger Sub
”), with Third Merger Sub (now renamed “SolarCA LLC” (“
SolarCA
”)) surviving as a wholly-owned subsidiary of the Company.
Pursuant to the Business Combination Agreement, the Business Combination was accounted for as a reverse recapitalization (the “
Reverse Recapitalization
”) in accordance with U.S. generally accepted accounting principles. Under this method of accounting, FACT was treated as the “acquired” company and Legacy Complete Solaria was treated as the acquirer for financial reporting purposes. The Reverse Recapitalization was treated as the equivalent of Legacy Complete Solaria issuing stock for the net assets of FACT, accompanied by a recapitalization.
Within the recast financial statements, the assets, liabilities and results of operations are those of Legacy Complete Solaria for all periods presented. Additionally, the equity structure has been retroactively restated for all prior periods to reflect the exchange ratio used to determine the number of shares of common stock, $0.0001 par value per share, issued to Legacy Complete Solaria stockholders in connection with the Business Combination. As such, the shares and corresponding capital amounts and earnings per share related to Legacy Complete Solaria common stock prior to Business Combination have been retroactively restated as shares reflecting the exchange ratio established in the Business Combination. All exercise prices for stock options and warrants have similarly been retroactively restated to reflect the exchange ratio established in the Business Combination.
As previously disclosed on a Current Report on Form
8-K
filed with the SEC on September 21, 2023, we and SolarCA LLC, on September 19, 2023, entered into an asset purchase agreement (the “
Agreement
”) with Maxeon Solar Technologies, Ltd., a Singapore public limited company (“
Maxeon
”). Pursuant to the Agreement, SolarCA sold, assigned and transferred its rights, title and interest in certain of the assets and contractual rights associated with the sale of photovoltaic cells and solar modules (the “
Business
”) and certain of SolarCA’s intellectual property including the patents, patent applications, trademarks, and domain names used in the Business (collectively, the “
Purchased Assets
”) to Maxeon, subject to the terms and conditions therein. On October 6, 2023, pursuant to the Agreement, the parties consummated the sale, thereby completing the disposition of the Purchased Assets. As consideration for the Purchased Assets, we received 1,100,000 Maxeon ordinary shares.
We are filing this Current Report on Form 8-K to recast our consolidated financial statements for the years ended December 31, 2021 and 2022 as previously incorporated by reference in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2023 to reflect the effects of the Reverse Recapitalization. In addition, the disposition of the Purchased Assets met the definition of a discontinued operation as of October 1, 2023. Accordingly, the assets and liabilities associated with these operations were classified as assets and liabilities of discontinued operations as of and for the year ended December 31, 2022 as set forth in our historical consolidated financial statements. Accordingly, we have recast our historical consolidated financial statements and accompanying management’s discussion and analysis of results of operations to reflect the disposition of the Purchased Assets as a discontinued operation. Attached to this Form 8-K are the following exhibits:

•	Exhibit 99.1: Recast Consolidated Financial Statements of Complete Solaria, Inc.

•	Exhibit 99.2: Management’s Discussion and Analysis of Results of Operations

•	Exhibit 99.3: Unaudited Pro Forma Condensed Combined Financial Information
The information included in Exhibits 99.1, 99.2 and 99.3 to this Current Report is presented in connection with the reporting changes described above. Except for the matter noted above, Exhibits 99.1, 99.2 and 99.3 to this Current Report do not reflect events occurring after we filed our Quarterly Report on Form
10-Q
for the period ended October 1, 2023 (the “
Third Quarter Form 10-Q
”). Information contained in Exhibits 99.1, 99.2 and 99.3 should be read in conjunction with and as a supplement to information contained in the Third Quarter Form
10-Q.
Exhibit 99.2 also contains information related to our quarter ended October 1, 2023 but does not amend or restate any portion of the Third Quarter Form 10-Q. For information on events occurring since the filing of the Third Quarter Form
10-Q,
please refer to our subsequent filings with the SEC.
In addition, attached as Exhibit 99.4 are the consolidated financial statements of The Solaria Corporation. There are no changes to such financial statements from those previously included in the final prospectus filed pursuant to Rule 424(b)(3) to that certain Registration Statement on Form S-4 (File No. 333-269674) by FACT on July 10, 2023.

Forward-Looking Statements
This Current Report on Form
8-K
contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form
8-K,
regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “potential,” “believe,” “expect,” “expects,” “expected,” “anticipate,” “may,” “will,” “enable,” “should,” “seek,” “approximately,” “intends,” “intended,” “plans,” “planned,” “planning,” “estimates,” “benefits,” or the negative of these words or other comparable terminology and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to the Company as of the date of this Current Report on Form
8-K
and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, among other things, risks related to the Company’s product development activities and ongoing commercial business operations; risks related to the Company’s ability and that of its business partners to implement development plans, launch plans, forecasts and other business expectations; risks related to unexpected variations in market growth and demand for the Company’s commercial and developmental products and technologies; risks related to the Company’s liquidity and its ability to maintain capital resources sufficient to conduct required clinical studies; the Company’s ability to retain its listing on the Nasdaq exchange; and risks relating to the Company’s ability to obtain regulatory approvals for its developmental product candidates. These forward-looking statements should be considered together with the risks and uncertainties that may affect the Company’s business and future results included in the Company’s filings with the SEC at www.sec.gov. These forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law.
Item 9.01 – Financial Statements and Exhibits
(b) Pro Forma financial information.
The information set forth in Item 8.01 of this Current Report is incorporated herein by reference in its entirety.
(d) Exhibits.

Exhibit Number	Description

99.1	Recast Consolidated Financial Statements of Complete Solaria, Inc.

99.2	Management’s Discussion and Analysis of Results of Operations.

99.3	Unaudited Pro Forma Condensed Combined Financial Information

99.4	Consolidated Financial Statements of The Solaria Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C OMPLETE S OLARIA , I NC .

Dated: January 4, 2024

	By:	/s/ Chris Lundell
Chris Lundell
Chief Executive Officer